UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 15, 2004

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                    1-13408                 56-1362926
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure


On September 15, 2004, Digital Recorders, Inc. announced in a press release that that its Digital Audio Corporation (DAC) business unit in Research Triangle Park, N.C., has received three purchase orders for the CARDINAL next-generation forensic audio processor system -- two from a U.S. federal agency and one from an overseas law enforcement agency.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

These orders do not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.


ITEM 9.01. Financial Statements and Exhibits

(a)      Exhibits.

         99.1  Press release dated September 15, 2004.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITAL RECORDERS, INC.

Date: September 15, 2004               By: /s/ DAVID L. TURNEY
                                           -------------------------------------
                                           David L. Turney
                                           Chairman, Chief Executive Officer and
                                           President

INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

 99.1    Press release dated September 15, 2004.